EXHIBIT 1.A.(10)(a)
Prudential [LOGO]
--------------------------------------------------------------------------------
                                           APPLICATION FOR LIFE INSURANCE







                               -------------------------------------------------

                               _________________________________________________
                                                  Proposed Insured

                               -------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                    Submitted By
-----------------------------------------------------------------------------------------------------------------------------------
         _______________________  ____________________  ______________________________  ______________________  ___________________
         Name & Title             Contract No.          Agcy. No./Rep. Init.            Office Code             Detached Office

_____%
Credit   _______________________  ____________________  ______________________________  ______________________  ___________________
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
[ ] Debit Ord.        [ ] New Acct.          [ ] Existing Acct.            No. of Apps.__________        Fam. Acct. No.
                      -------------------------------------------------------------------------------------------------------------
[ ] Reg. Ord.         Premium Quoted/Scheduled Premium Payment $______________________________________ (According to mode selected)
                      -------------------------------------------------------------------------------------------------------------
[ ] Pruco             FOR FIELD OFFICE STAFF TO COMPLETE: Control No. _________    County Code __________
-----------------------------------------------------------------------------------------------------------------------------------

---------
ORD 84376   82
---------


[ ] Pruco Life Insurance Company -- A Subsidiary of The Prudential Insurance Company of America
-----------------------------------------------------------------------------------------------------------------------------------
1a. Proposed Insured's name -- first, initial, last (Print)              1b. Sex      2a. Date of birth  2b. Age  2c. Place of birth
                                                                                      Mo.   Day    Yr.
                                                                         [ ]M  [ ]F
-----------------------------------------------------------------------------------------------------------------------------------
3. [ ] Single  [ ] Married  [ ] Widowed  [ ] Separated  [ ] Divorced            4. Occupation(s)
-----------------------------------------------------------------------------------------------------------------------------------
5. Address for mail          No.                 Street                   City                 State               Zip

-----------------------------------------------------------------------------------------------------------------------------------
6a. Kind of policy                               6b. Initial amount                                  7. Accidental death coverage
                                                     $                                                  initial amount $
-----------------------------------------------------------------------------------------------------------------------------------
8. Beneficiary: (Include name, age and relationship.)           9. List all life insurance on proposed Insured. (If NONE, so state.)
   a. Primary (Class 1):     b. Contingent (Class 2) if any:                     Initial      Yr.          Kind          Medical
                                                                       Company     amt.     issued    (Indiv., Group)   Yes   No
                                                                                                                        [ ]   [ ]
   _________________________________________________________    ___________________________________________________________________
   (For insurance payable upon death of (1) the Insured, and                                                            [ ]   [ ]
   (2) an insured child after the death of the Insured if       ___________________________________________________________________
   there is no insured spouse.)                                                                                         [ ]   [ ]
                                                                ___________________________________________________________________
                                                                                                                        [ ]   [ ]

-----------------------------------------------------------------------------------------------------------------------------------
10. Other person(s) proposed for coverage including the Applicant for Applicant's Waiver of Premium benefit (AWP)

                                                       Relationship to   Date of birth                       Total life insurance
    Name--first, initial, last                  Sex    proposed Insured  Mo.  Day  Yr.  Age  Place of birth    in all companies
a.                                                          Spouse                                           $
___________________________________________________________________________________________________________________________________
b.                                                                                                           $
___________________________________________________________________________________________________________________________________
c.                                                                                                           $
___________________________________________________________________________________________________________________________________
d.                                                                                                           $
___________________________________________________________________________________________________________________________________
e.                                                                                                           $
___________________________________________________________________________________________________________________________________
f.                                                                                                           $
-----------------------------------------------------------------------------------------------------------------------------------
11. Supplementary benefits:    a. For proposed Insured     b. For spouse, children, Applicant for AWP
    Type and duration of benefit            Amount                  Type and duration of benefit                    Amount
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________

[ ] Option to Purchase Additional Ins. $                   [ ] Applicant's Waiver of Premium benefit
-----------------------------------------------------------------------------------------------------------------------------------
12. State any special request.




-----------------------------------------------------------------------------------------------------------------------------------
13. Will this insurance replace or change any existing insurance or annuity in any company on any person named          Yes   No
    in 1a or 10? If "Yes", give their names, name of company, plan, amount and policy numbers.                          [ ]   [ ]

-----------------------------------------------------------------------------------------------------------------------------------
14. Is anyone applying for, or trying to reinstate, life or health insurance on any person named in 1a or 10 in         Yes   No
    this or any company? If "Yes", give amount, details and company.                                                    [ ]   [ ]

-----------------------------------------------------------------------------------------------------------------------------------
15. Does any person named in 1a or 10 plan to live or travel outside the United States and Canada within the next       Yes   No
    12 months? If "Yes", give details.                                                                                  [ ]  [ ]

-----------------------------------------------------------------------------------------------------------------------------------
16. Has any person named in 1a or 10 operated or had any duties aboard an aircraft, glider, balloon, or like            Yes  No
    device, within the last 2 years, or does any such person have any plans to do so in the future? If "Yes",           [ ]  [ ]
    complete Aviation Questionnaire.
-----------------------------------------------------------------------------------------------------------------------------------
17. Has any person named in 1a or 10, within the last 12 months:                                                        Yes   No
    a. been treated by a doctor for or had a known heart attack, stroke or cancer other than of the skin? ............  [ ]  [ ]
    b. had an electrocardiogram for any physical complaint, or taken medication for high blood pressure? .............  [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
18. Premiums payable  [ ] Ann.  [ ] Semi-Ann.  [ ] Quar.  [ ] Mon.  [ ] Pay. Budg.  [ ] Pru-Matic  [ ] Gov't. Allot.
-----------------------------------------------------------------------------------------------------------------------------------
19. Amount paid $         [ ] None (Must be "None" if either 17a or 17b is answered "Yes".)
-----------------------------------------------------------------------------------------------------------------------------------
20. Is a medical examination to be made on a. the proposed Insured?.................................................. Yes [ ] No [ ]
                                           b. spouse (if proposed for coverage)? .................................... Yes [ ] No [ ]
-----------------------------------------------------------------------------------------------------------------------------------
21. If 20a or 20b is "Yes", is it agreed that no insurance will take effect on anyone proposed for coverage until       Yes   No
    the person(s) indicated in 20 have been examined, even if 19 shows that an amount has been paid? .................  [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
22. Changes made by the Company


-----------------------------------------------------------------------------------------------------------------------------------

 ------------
 ORD 84376-82                                   Page 1 (Continued on page 2)
 ------------


-----------------------------------------------------------------------------------------------------------------------------------
Continuation of Part 1 of Application

Complete on all persons named in 1a and 10 if any one of them can have insurance on a non-medical basis.
-----------------------------------------------------------------------------------------------------------------------------------
23. Height and weight of:
    a. Proposed Insured Ht._______ Wt._______ b. Spouse Ht.________ Wt.________ c. Applicant for AWP Ht.________ Wt.________
    Has the weight changed more than 10 pounds in the past year?  Yes [ ] No [ ]  If "Yes", give details in 30.
-----------------------------------------------------------------------------------------------------------------------------------
24. Has the proposed Insured or spouse ever smoked? a. Proposed Insured  Yes [ ] No [ ]       b. Spouse  Yes [ ] No [ ]
    If "Yes", give date(s) last smoked:  Cigarettes                Cigars                  Pipe
                     Proposed Insured    Mo.______ Yr. ______      Mo.______ Yr. ______    Mo.______ Yr. ______
                     Spouse              Mo.______ Yr. ______      Mo.______ Yr. ______    Mo.______ Yr. ______
-----------------------------------------------------------------------------------------------------------------------------------
25. When was a doctor last consulted by:  a. Proposed Insured?         b. Spouse?                  c. Applicant for AWP?
                                             Mo.______ Yr. ______         Mo.______ Yr. ______        Mo.______ Yr. ______
-----------------------------------------------------------------------------------------------------------------------------------
26. Is any person to be covered now being treated or taking medicine for any condition or disease? ................. Yes [ ] No [ ]
-----------------------------------------------------------------------------------------------------------------------------------
27. Has any person to be covered ever:                                                                                     Yes  No
    a. had any surgery or been advised to have surgery and has not done so? .............................................. [ ]  [ ]
    b. been in a hospital, sanitarium or other institution for observaation, rest, diagnosis or treatment? ............... [ ]  [ ]
    c. regularly used or is any such person now using, barbiturates or amphetamines, marijuana or other hallucinatory drugs, or heroin, opiates or other narcotics, except as prescribed by a doctor? ................................... [ ]  [ ]
    d. been treated or counseled for alcoholism? ......................................................................... [ ]  [ ]
    e. had life or health insurance declined, postponed, changed, rated-up or withdrawn? ................................. [ ]  [ ]
    f. had life or health insurance canceled, or its renewal or reinstatement refused? ................................... [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
28. Other than as shown above, in the past 5 years has any person to be covered:                                           Yes  No
    a. consulted or been attended or examined by any doctor or other practitioner? ......................................  [ ]  [ ]
    b. had electrocardiograms, X-rays for diagnosis or treatment, or blood, urine, or other medical tests? ..............  [ ]  [ ]
    c. made claim for or received benefits, compensation, or a pension because of sickness or injury? ...................  [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
29. Does any person to be covered now have a known sign of any physical disorder, disease or defect not shown above?  Yes [ ] No [ ]
-----------------------------------------------------------------------------------------------------------------------------------
30. What are the full details of the answer to 25 and to each part of 23 and 26 thru 29 which is answered "Yes"?

                                                                                                   Full names and addresses of
Name & Question No.       Illness or other resason         Dates and duration of illness              doctors and hospitals

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
Those who sign below declare, to the best of their knowledge and belief, that the statements in this application are complete and true.

When the Company gives a Temporary Indurance Agreement form, ORD 84376A-82, of the same date as this Part 1, coverage will start as shown in that form. Otherwise, no coverage will start unless: (1) a contract is issued, (2) it is accepted, and (3) the full first premium is paid while all persons to be covered are living and their health remains as stated in Part 1. If all these take place, coverage will start on the contract date. If the Company makes a change as indicated in 22 it will be approved by acceptance of the contract. But where the law requires written consent for any change in the application, such as change can be made only if those who sign this form approve the change in writing. No agent can make or change a contract, or waive any of the Company's rights or needs.

OWNERSHIP: Unless otherwise asked for above, the owner of the contract will be (1) the applicant if other than the proposed Insured, otherwise (2) the proposed Insured. But this is subject to any automatic transfer of owership stated in the contract.

                                                             Signature of Proposed Insured (If Age 8 or over)

                                                             ----------------------------------------------------------------------
Dated at                    on              , 19             Signature of Applicant (If other than proposed Insured)
---------------------------------------------------
                  City/State                                 ----------------------------------------------------------------------
Witness                                                      (If applicant is a firm or corporation, show that company's name)

---------------------------------------------------          By
(Licensed agent must witness where required by law)          ----------------------------------------------------------------------
                                                             (Signature and title of officer signing for that company)
 ------------
 ORD 84376-82                                        Page 2
 ------------


ACKNOWLEDGEMENT

I have received and read a copy of the IMPORTANT NOTICE ABOUT YOUR APPLICATION FOR INSURANCE.
                 --------------------------------
                 Date
                                         , 19
             ----------------------------------------

AUTHORIZATION For the Release of Information to:
[ ] The Prudential Insurance Company of America
[ ] Pruco Life Insurance Company

To: Any licensed physician, medical practitioner, hospital, clinic or like facility, insurance company or the Medical Information Bureau, Inc. or other organization, institution or person.

To determine eligibility for life insurance coverage, I authorize you to give the Company checked above and, through it, to its reinsurers and the Medical Information Bureau, any data or records you may have about me or my mental or physical health. This also applies to any child proposed for insurance in the application.

This authorization is valid until two years after the effective date of any contract issued in connection with this authorization. A photo of this form will be as valid as the original. (The person who signs this form may have a copy of it upon request.)

Signature of Proposed Insured (if age 15 or over) otherwise Applicant

-------------------------------------------------------------------------------

Signature of Spouse (if proposed for coverage)

-------------------------------------------------------------------------------
---------
ORD 84377    82
---------
-------------------------------------------------------------------------------

[ ] The Prudential Insurance Company of America [ ] Pruco Life Insurance Company

              IMPORTANT NOTICE ABOUT YOUR APPLICATION FOR INSURANCE
              -----------------------------------------------------
Before we can issue a policy we must first underwrite your application. This means that we evaluate all the information necessary to determine if you qualify for the insurance.

In addition to the information on the application, a medical examination may be required. We also ask you to authorize any doctor, hospital or other organization or person to give us any information which they may have about you or your mental or physical health.

We may ask for a report from a consumer reporting agency. These reports provide information about a person's character, residence, activities, general reputation, personal characteristics and mode of living. The agency may get this information through interviews with friends, neighbors and associates. Any person on whom we ask for a report has a right to ask to be interviewed. You may also get a copy of the report from the consumer reporting agency which completed it. An agency may keep the information it has about you and disclose it to other persons. If you would like further information as to the nature and scope of these reports, it will be provided upon request.

Any information which we obtain about you will be treated as confidential. However, we may give this information, as necessary, to: your doctor, if we find a serious health problem which you do not know about; persons conducting mortality or morbidity studies; and affiliate companies for marketing purposes. If you ask, we will describe any other circumstances when we may disclose information about you without your prior authorization.

------------
ORD 84378-82
------------                  (Continued on reverse)
-------------------------------------------------------------------------------

[ ] The Prudential Insurance Company of America

[ ] Pruco Life Insurance Company
       A Subsidiary of The Prudential Insurance Company of America

                          TEMPORARY INSURANCE AGREEMENT

We, the Company, agree to provide temporary insurance as follows:
  1. It will start on the latest of these dates: (a) the date of this agreement,
     (b) the date of completion of all medical examinations agreed to, and (c) any date asked for in the application.
  2. This insurance is subject to the terms of the contract applied for.
  3. The sum of all death benefits for any person who is to be covered by this insurance will be the amount asked for on that person or $250,000, whichever is less.

The temporary insurance will end:
  1. When we issue a contract as applied for. It will replace the temporary insurance.
  2. When we issue a contract other than as applied for. It will replace the temporary insurance if: (a) it is accepted on delivery (this includes paying at the same time any excess of the correct first premium over the amount shown below); and (b) the persons who are to be covered are living when the contract is delivered. If the contract is not accepted on delivery the temporary insurance will end at once.
  3. When we tell you that we rejected the application or when we tell you that we will not consider it on a prepaid basis.
  4. At the end of 60 days if the temporary insurance has not been ended as we state in 1, 2 or 3.

-------------
ORD 84376A-82               (Continued on reverse)            Printed in U.S.A.
-------------
-------------------------------------------------------------------------------
Names and addresses of three Friends or Business Associates:

1. Name _______________________________________________________________________

   Address ____________________________________________________________________

2. Name _______________________________________________________________________

   Address ____________________________________________________________________

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We may also make a brief report to the Medical Information Bureau (MIB) which provides an information exchange for its member insurance companies. When you apply for life or health insurance or submit a claim for benefits to any member company, MIB will, on request, give that company the information in its file. If you have any questions about any report which MIB may have on you, you may contact MIB at Post Office Box 105, Essex Station, Boston, MA 02112, (617) 426-3660.

If you have any questions concerning any of the personal information which we obtain or report, let us know. You have the right to see this information and to correct, amend or delete any information which may be wrong. We will tell you how to do this if you ask us.

If we are unable to issue the policy you requested, we will tell you and explain the reasons.

Thank you for applying to us for insurance.


                         Corporate Offices, Newark, N.J.

These Regional Home Offices of The Prudential Insurance Company of America are also Service Offices of Pruco Life Insurance Company.


Central Atlantic Home Office,                    Northeastern Home Office,
  Fort Washington, Pa.                             Boston, Mass.
Eastern Home Office,                             South-Central Home Office,
  South Plainfield, N.J.                           Jacksonville, Fla.
Mid-America Home Office,                         Southwestern Home Office,
  Chicago, Ill.                                    Houston, Tex.
North Central Home Office,                       Western Home Office,
  Minneapolis, Minn.                               Los Angeles, Calif.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We received $_____________ on_________, 19___ from __________________________.
This amount was paid when a life insurance application was signed, on the same date, in which ____________________________________________ is named as the proposed Insured. This agreement is issued on the condition that any check, draft or other order for the payment of money is good and can be collected. All checks must be drawn only to the Company and not to any other party.

No change may be made in the terms and conditions of this form. No statement which claims to make such a change will bind the Company.

Field Office                           Writing Representative (Agent)

-----------------------------------    -----------------------------------------

The Prudential Insurance Company of America        Pruco Life Insurance Company

                         Corporate Offices, Newark, N.J.

These Regional Home Offices of The Prudential Insurance Company of America are also Service Offices of Pruco Life Insurance Company.

Central Atlantic Home Office,            Northeastern Home Office,
  Fort Washington, Pa.                     Boston, Mass.
Eastern Home Office,                     South-Central Home Office,
  South Plainfield, N.J.                   Jacksonville, Fla.
Mid-America Home Office,                 Southwestern Home Office,
  Chicago, Ill.                            Houston, Tex.
North Central Home Office,               Western Home Office,
  Minneapolis, Minn.                       Los Angeles, Calif.
      _____________________________________________________________

Note--Unless you get a contract, or your money back within eight weeks from the date of this agreement, please notify the Company. Give the amount paid, date of payment, and name of person to whom paid. (Locations are shown above.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Name _______________________________________________________________________

   Address ____________________________________________________________________

       Furnished by ___________________________________________________________
                              (Name of Proposed Insured/Applicant)

Proposed Insured's Expiration Dates: Auto ___________ Homeowners ______________

--------------------------------------------------------------------------------


                                                 AGENT'S SUPPLEMENTAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
 1. Give current and last previous HOME and BUSINESS addresses.
    From          To           Employer                No.     Street                 City or Town                  State

Home
 Mo.     Yr.     Mo.     Yr.
                  Present
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
Bus.              Present
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 2. If an Investigative Consumer Report is necessary, is a direct interview desired? .............................. Yes [ ] No [ ]
-----------------------------------------------------------------------------------------------------------------------------------
 3. What is the total yearly income of:  a. Proposed Insured? $                   b. Spouse? $
-----------------------------------------------------------------------------------------------------------------------------------
 4. Does more than 50% of the proposed Insured's support come from someone else? Yes [ ] No [ ] If "Yes", give that person's:
    Full name                               Relationship                           Amt. of Life ins. in force $
-----------------------------------------------------------------------------------------------------------------------------------
 5. Who is to pay the premium? (Check one) [ ] Insured [ ] Employer [ ] Spouse [ ] Parent [ ] Other _______________________________
-----------------------------------------------------------------------------------------------------------------------------------
 6.a. Did someone other than you suggest this insurance? Yes [ ] No [ ] If "Yes", state who and what prompted the request?
   ________________________________________________________________________________________________________________________________
   b. What was the primary source of the Sales Lead? (Check one)(1) [ ] Policyholder Service (2) [ ] Referred Lead (3) [ ] Cold Call
-----------------------------------------------------------------------------------------------------------------------------------
 7. What Sales Services did you use? (Check appropriate boxes)
    a. [ ] FACTOR 1     b. [ ] FACTOR 2     c. [ ] Other CPI     d. [ ] CNA     e. [ ] FNA     f. [ ] Business Security Analysis
    g. [ ] Employer's Advisory Service     h. [ ] Estate Conservation Service     i. [ ] Other __________________________________
-----------------------------------------------------------------------------------------------------------------------------------
 8. Complete if this application is for business insurance:     c. Amount of business insurance in force and applied for in all
    a. Is firm a: (1) [ ] Sole Proprietorship                      companies on each officer or member of the firm.
       (2) [ ] Partnership    (3) [ ] Corporation                  Name        Age       Position        Inforce      Applied for
    b. Is proposed Insured:                                                                            $             $
       [ ] Owner of firm (state _______%) [ ] Employee             ________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
 9. Do you have, from any source, facts which you have not stated any place else in the application which indicate that
    any person named in 1a or 10 of the application may: (Give details of "Yes" answers in "REMARKS".)                  Yes   No
    a. replace or change any current insurance or annuity in any company? ............................................  [ ]   [ ]
    b. have in the last 3 years participated in hazardous sports (such as auto racing or parachuting), or been
       arrested for driving recklessly or while intoxicated? .........................................................  [ ]   [ ]
    c. have frequently drunk to excess, illegally used habit forming drugs or have a record of indictment or
       conviction of any crime? ......................................................................................  [ ]   [ ]
-----------------------------------------------------------------------------------------------------------------------------------
10. Has the last name of any person named in 1a or 10 of the application been changed in the last 5 years (marriage,    Yes   No
    court order, etc.)? If "Yes", who, and what was the previous last name?                                             [ ]   [ ]
-----------------------------------------------------------------------------------------------------------------------------------
11. Are the proposed Insured and agent related?  Yes [ ] No [ ] If "Yes", state relationship: [ ] Self   [ ] Other ______________
-----------------------------------------------------------------------------------------------------------------------------------
12. a. Proposed Insured's telephone no.                                 b. Social Security no.
-----------------------------------------------------------------------------------------------------------------------------------
Complete 13 if proposed Insured is age 0-14
13. Family       Name      Date of      Present      Pending      Family      Name      Date of      Present      Pending
    details                birth        insurance    Pru app.?    details               birth        insurance    Pru app.?

    Father                                                        Brothers
    ___________________________________________________________   & Sisters
    Mother
-----------------------------------------------------------------------------------------------------------------------------------
Complete 14 and 15 if dependent children are proposed for coverage       (Give details of "Yes" answers in "REMARKS".)
14. Are any children named in 10 of the application:                                                                    Yes   No
    a. foster children or children whole legal adoption has not yet been made final? .................................  [ ]   [ ]
    b. living in a household other than the proposed Insured's or dependent on someone other than the
       proposed Insured? .............................................................................................  [ ]   [ ]
-----------------------------------------------------------------------------------------------------------------------------------
15. Are there any other children less than 18 years of age who have not been named in 10 of the application? ..... Yes [ ] No [ ]
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CERTIFICATION
I certify that (a) on this date I saw the proposed Insured and (b), except as stated in "REMARKS", I am not aware of any information not shown in the answers to the questions in any Part of this application, that would adversely affect the eligibility, acceptability or insurability of any person proposed for coverage, I recommend that the Company accept the risks proposed for coverage.

Date                Signature of Writing Representative (Agent)              Mgr., Asst. Mgr. or Sales Mgr. must sign if present
                                                                             when application signed
         , 19
-----------------------------------------------------------------------------------------------------------------------------------
REMARKS:

---------
ORD 84376    82
---------


                                     II-158

Pruco Life Insurance Company                                     No.
  A Subsidiary of The Prudential Insurance Company of America        XX XXX XXX
                                                                 --------------



A Supplement to the Application for Life Insurance in which John Doe is named as the proposed Insured. The contract applied for is:

[X] Variable Life Insurance     [ ] Variable Appreciable Life Insurance
                                    [ ] with Variable Insurance Amount
                                    [ ] with Fixed Insurance Amount

The person who signs below:

     1. UNDERSTANDS THAT UNLESS THE CONTRACT APPLIED FOR IS VARIABLE APPRECIABLE LIFE INSURANCE WITH FIXED INSURANCE AMOUNT AND IS NOT FULLY PAID UP, THE DEATH BENEFIT (EXCEPT ANY SUPPLEMENTARY BENEFITS) MAY GO UP OR GO DOWN DEPENDING ON THE CONTRACT'S INVESTMENT EXPERIENCE BUT WILL NEVER BE LESS THAN THE GUARANTEED MINIMUM, IF PREMIUMS ARE DULY PAID AND THERE IS NO CONTRACT DEBT;

     2. UNDERSTANDS THAT THE CASH VALUES MAY GO UP OR GO DOWN DEPENDING ON THE CONTRACT'S INVESTMENT EXPERIENCE AND THAT THERE IS NO GUARANTEED MINIMUM CASH VALUE;

                                                                      Yes  No

Did the applicant receive the current prospectus
  for the contract checked above? ..................................  [X]  [ ]

Does the applicant believe that this contract will meet
  insurance needs and financial objectives? ........................  [X]  [ ]


The net premium payments (as described in the prospectus) are to be allocated to the appropriate Pruco Life variable contract account for the contract checked above as follows:

           Subaccount                              Allocation*
           ----------                              ----------
           Bond                                     20 % (BOND)

           Money Market                             20 % (MMKT)

           Common Stock                             20 % (CSTK)

           Aggressively Managed Flexible            20 % (AFLX)

           Conservatively Managed Flexible          20 % (CFLX)

           _______________________________        ____ % (    )

           _______________________________        ____ % (    )

                                                   100 %

     * If any portion of a net premium is allocated to a particular subaccount, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers (e.g. 33% can be selected, but 33 1/3% cannot).


Date                                         Signature of Applicant

June 1, 1984                                 /s/ JOHN DOE
________________________________________     __________________________________
----------
PLI 49--84                                            Printed in U.S.A. by PROF
----------

XXX XXX XXX                                 PRUCO LIFE INSURANCE COMPANY
                                            EASTERN SERVICE OFFICE
XXXXXXXXXXXXXXXXXXXXXXXX                    BOX 388, FORT WASHINGTON, PA 19034

XXXXXXXXXXXXXXXXXXXXXXXX                    FOR INSURANCE SERVICE CONTACT YOUR
XXXXXXXXXXXXXXXXXXXXXXXX                    REPRESENTATIVE.
XXXXXXXXXXXXXXXXXXXXXXXX
                                            X - XXXX (REGION - AGENCY CODE)


                           NOTICE OF WITHDRAWAL RIGHT

IN ORDER TO COMPLY WITH THE LAWS ADMINISTERED BY THE SECURITIES AND EXCHANGE COMMISSION, WE ARE SENDING YOU THIS NOTICE. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR RECORDS.

YOU HAVE RECENTLY PURCHASED A VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT FROM PRUCO LIFE. THE BENEFITS OF THIS CONTRACT DEPEND ON THE INVESTMENT EXPERIENCE OF THE MARKET, BOND, COMMON STOCK, AGGRESSIVELY MANAGED FLEXIBLE AND CONSERVATIVELY MANAGED FLEXIBLE SUBACCOUNTS OF PRUCO LIFE'S VARIABLE APPRECIABLE ACCOUNT. THESE SUBACCOUNTS ARE DESCRIBED IN THE PROSPECTUS THAT WAS GIVEN TO YOU AT THE TIME OF SALE.

YOU HAVE THE RIGHT TO EXAMINE AND CANCEL THIS CONTRACT. UPON ITS RETURN, YOU
ARE ENTITLED TO A FULL REFUND OF ALL PREMIUMS PAID. [WHERE STATE LAW PERMITS, THE PRIOR SENTENCE WILL READ: "UPON ITS RETURN, YOU ARE ENTITLED TO A REFUND OF ALL PREMIUMS PAID, PLUS OR MINUS ANY CHANGE DUE TO INVESTMENT PERFORMANCE IN THE VALUE OF THE INVESTED PORTIONS OF SUCH PREMIUMS."] THE CANCELLATION DEADLINE IS THE LATEST OF:

     1. 10 DAYS AFTER YOU HAVE RECEIVED THE CONTRACT.
     2. 45 DAYS FROM THE DATE YOU COMPLETED PART 1 OF THE APPLICATION.
     3. 10 DAYS FROM THE DATE OF DELIVERY OF THIS NOTICE.

IN DETERMINING WHETHER OR NOT TO CANCEL YOUR CONTRACT, YOU SHOULD CONSIDER, ALONG WITH OTHER FACTORS SUCH AS THE NEEDS AND OTHER REASONS WHICH MOTIVATED YOU TO PURCHASE THIS CONTRACT, THE PROJECTED COST AND YOUR ABILITY TO MAKE THE SCHEDULED PREMIUM PAYMENTS AS STATED IN YOUR CONTRACT. PLEASE CONSULT AND REVIEW THE PROSPECTUS YOU HAVE RECEIVED. THE PROSPECTUS DESCRIBES THE DEDUCTIONS FROM PREMIUMS BEFORE AMOUNTS ARE ALLOCATED TO THE SUBACCOUNTS MENTIONED ABOVE. THESE
ARE:

     -- A PER PAYMENT CHARGE OF $2.00
     -- A DEDUCTION FOR SALES LOAD OF 5%
     -- A DEDUCTION OF 2.5% FOR PREMIUM TAX

IN ADDITION, THE PROSPECTUS DESCRIBES CERTAIN CHARGES THAT ARE DEDUCTED PERIODICALLY FROM AMOUNTS ALLOCATED TO THE SUBACCOUNTS. THE PROSPECTUS ALSO DESCRIBES CHARGES THAT MAY BE ASSESSED UPON SURRENDER.

IF YOU DECIDE TO CANCEL YOUR CONTRACT, COMPLETE THE ENCLOSED FORM AND RETURN IT ALONG WITH YOUR CONTRACT. THE POSTMARK OF THE RETURNED CONTRACT MUST BE ON OR BEFORE THE DEADLINE DESCRIBED ABOVE.

                                  INSTRUCTIONS
                              Please read carefully

If, after reading the enclosed notice, you decide to return your contract for cancellation, you must:

     1. Sign and date the bottom portion of this form.

     2. Mail this notice together with your contract to:

                Pruco Life Insurance Company
                Eastern Service Office
                Box 388
                Fort Washington, Pa.  19034

     3. Make certain that the postmark on the envelope is on or before the latest date permitted for cancellation as described in the enclosed notice.

     4. Check the box at the bottom if you have not yet received your contract when mailing this form.

                            To be Filled Out by Owner

To: Pruco Life

Pursuant to the terms of the notice previously furnished me by Pruco Life, I hereby return the contract numbered below for cancellation and request a full refund of all premiums paid by me. I release Pruco Life from any claims in connection with the sale or issuance of this contract, and acknowledge that Pruco Life's only liability is the refund of the premiums paid for the contract. [Where state law permits, this paragraph will read: "Pursuant to the terms of the notice previously furnished me by Pruco Life, I hereby return the contract numbered below for cancellation and request a refund of all premiums paid by me, plus or minus any change due to investment performance in the value of the invested portions of such premiums. I release Pruco Life from any claims in connection with the sale or issuance of this contract, and acknowledge that Pruco Life's only liability is the refund of the premiums paid for the contract, plus or minus any change due to investment performance in the value of the invested portions of such premiums."]

----------------------                  ---------------------------------------
Date                                    Signature of Contract Owner


                                        ---------------------------------------
                                        Contract Number


                                        ---------------------------------------
                                        Name of Insured
                                        (if other than Owner)

_____ I have not yet received the contract and, should it be received, I will return it to Pruco Life.